U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   FORM 8-K/A

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 18, 1998 (as amended April 20, 1999)


                         LINDSEY TECHNOLOGIES, INC.
      _________________________________________________________________
      (Exact name of small business issuer as specified in its charter)

          	Colorado				         			                   84-1121635
_______________________________                   __________________
(State or other jurisdiction of            							(I.R.S. Employer
Incorporation or organization)					              	Identification No.)

                    3025 South Parker Road, Suite 109
		         		            Aurora, Colorado  80014
     ___________________________________________________________
     (Address of principal executive offices, including zip code)

Issuer's Telephone Number:  (303) 306-1988

Item 2. Acquisition or Disposition of Assets

On November 5, 1998, Lindsey Technologies, Inc. (the "Company", "LTI"), completed a merger with Distributed Quality Corp. ("DQC"), acquiring all of DQC's issued and outstanding stock in exchange for 540,000 common shares of LTI valued at $5 per share. Through the merger, LTI acquired contract rights to a software development package formulated by StellarX, which is a component based framework, composed of tools and based on Versant Technology. The development software will help enable the Company to devise its own quality management information system software. Included in the package are distribution rights. The Company has recorded the acquired software at a net value of $2,700,000 based on a combination of cost and fair market value. The acquisition has been accounted for as a purchase.


Item 7. Financial Statements and Exhibits

The audited financial statements of Distributed Quality Corp. as of October 31, 1998 and Independent Auditor's Report appearing on pages F-1 through F-9 are incorporated herein by reference.
are set forth below. There was no change to DQC's financials between October 31, 1998 and November 5, 1998, the date of its merger with Lindsey Technologies, Inc.

Pro forma financial information, as if the balance sheet and income statement of LTI and DQC were consolidated on September 30, 1998, is set forth below.

Pro Forma Consolidated Balance Sheet Items (9/30/98)
----------------------------------------------------

Assets                  $ 3,739,146
Liabilities               1,050,514
Stockholders' Equity      2,688,632


Pro Forma Consolidated Income Statement Items
(Period for LTI from 7/1/98 to 9/30/98, consolidated with period for DQC from inception, 7/30/98 to 9/30/98)
--------------------------------------------------------------------

Revenues                $    18,415
Expenses                 (  130,739)
Net Loss                 (  112,324)


Consolidated financial information of LTI and DQC as of December 31, 1998 can be found in the Company's 2nd quarter fiscal year end 1999 10-QSB filing.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

						LINDSEY TECHNOLOGIES, INC.


						By: /s/Lionel Mauclaire
						    Lionel Mauclaire, President


Date:  April 20, 1999

                          Distributed Quality Corp.
                       (A Development Stage Company)
                            Financial Statements
                              October 31, 1998

                         Distributed Quality Corp.
                      (A Development Stage Company)
                           Financial Statements
                             October 31, 1998

                            Table of Contents


                                                                       Page

Independent Auditor's Report                                           F-1



Financial Statements

     Balance sheet                                                     F-2
    	Statement of operations                                          	F-3
     Statement of cash flows                                           F-4
     Statement of stockholders' equity                                 F-5


Notes to Financial Statements                                        F-6-F-8

Larry O'Donnell, CPA, P.C.
2280 South Xanadu Way                            Telephone (303)745-4545
Suite 370
Aurora, Colorado    80014


            Report of Independent Certified Public Accountant

Board of Directors and Stockholder
Distributed Quality Corp.


I have audited the accompanying balance sheet of Distributed Quality Corp. as of October 31, 1998 and the related statements of operations, stockholders' equity and cash flows for the period July 30, 1998 (inception) to October 31, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Distributed Quality Corp. as of October 31, 1998, and the results of its operations and its cash flows for the period July 30, 1998 (inception) to October 31, 1998 in conformity with generally accepted accounting principles.

Larry O'Donnell, CPA, P.C.
Aurora, Colorado
February 8, 1999

                        Distributed Quality Corp.
                      (A Development Stage Company)
                              Balance Sheet
                            October 31, 1998

                                 Assets


Software                                                 $ 865,000
                                                        ----------

Total Assets                                             	 865,000
	                                                       ==========

                  Liabilities and Stockholders'  Equity


Contracts payable                                          865,000
                                                       	----------

Total Liabilities                                          865,000
                                                       	----------

Stockholders'  equity

           Common stock,  no par value,
                1,000,000 shares authorized,
                200,000 issued and outstanding                 200

           Deficit accumulated during the
                 development stage                       (     200)
                                                        ----------

Stockholders' Equity                                             -
	                                                       ----------

Total Liabilities and Stockholders' Equity               $ 865,000
	                                                       ==========

                    See Notes to Financial Statements.

                          Distributed Quality Corp.
                       (A Development Stage Company)
                          Statement of Operations
          For the Period July 30, 1998 (inception) to October 31, 1998


             Sales                                $       -

             Operating expenses                         200
                                                  ---------

             Income (loss) from operations         (    200)

             Other income (expense)                       -
                                                  ---------
             Income (loss) before provision
                for income taxes                   (    200)

             Provision for income tax                     -
                                    	             ---------

             Net income (loss)                   	$(    200)
                                                  =========

             Net income (loss) per share	         $(   .001)
                                                  =========

             Weighted average number of
             common shares outstanding              200,000
                                                  =========








                      See Notes to Financial Statements.

                         Distributed Quality Corp.
                       (A Development Stage Company)
                          Statement of Cash Flows
        For the Period July 30, 1998 (inception) to October 31, 1998


Cash flows from operating
    activities:

Net income (loss)               	        	$(    200)

Adjustments to reconcile
net income loss to net cash
provided by (used for) operations:                -
                                          ---------
Net cash provided by
    (used for) operating
    activities                             (    200)
                                         	---------
Cash flows from financing
    activities:

       Sale of common stock                     200
                                  	      	---------
Net cash flow provided by
    financing activities                        200
                                          ---------

Net increase (decrease) in cash                   -

Cash at beginning of period                       -
	                                         ---------

Cash at end of period                    	$       -
                          	               =========


Schedule of Non-Cash Investing and Financing Activities:

    None

Supplemental Disclosure:

    Cash paid from July 30, 1998 (inception) to October 31, 1998 for interest and income taxes: None.


                       See Notes to Financial Statements.

                             Distributed Quality Corp.
                          (A Development Stage Company)
                        Statement of Stockholders' Equity
           For the Period July 30, 1998 (inception) to October 31, 1998

                                                                                          Total
                                                      Common Stock     Accumulated        Stockholders'
                                                    Shares    Amount   Deficit            Equity (Deficit)

Common stock issued
on July 30, 1998
at $.001/share, for cash                           200,000     $ 200     $   -             $ 200

Net gain (loss)
for the period ended
October 31, 1998                                         -         -      (200)             (200)
                                                   -------     -----     -----             -----

Balances, October 31, 1998                         200,000     $ 200     $(200)            $   -
                                                   =======     =====     =====             =====



                            See Notes to Financial Statements.

                            Distributed Quality Corp.
                          (A Development Stage Company)
                          Notes to Financial Statements

Note 1. Organization, Operations and Summary of Significant Accounting
        Policies:

Distirbuted Quality Corp. (the "Company") was incorporated in
the state of 	Colorado on July 30, 1998. The Company was formed to
provide software distribution services for software providers, and has signed an agreement with StellarX, Inc. ("StellarX") giving the Company a distribution right for software developed by StellarX.
The Company has conducted only limited planned principal operations and is a development stage company.

Income tax - Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Use of Estimates - The preparation of financial statements in conformity with
generally  accepted 	accounting principles requires management to make estimates
and assumptions that affect reported 	amounts of assets and liabilities and
disclosure of	contingent assets and liabilities at the date of the	financial
statements and the reported	amounts of revenues and expenses during the
reporting 	period.  Actual results differ from those estimates.

Net income (loss) per share - The net income (loss) per share is computed
by dividing the net income (loss) by the weighted average	number of
common shares outstanding during the respective periods. Warrants, stock options, and common stock issuable upon conversion of the Company's preferred stock are not included in the computation if the effect of such inclusion would be anti-dilutive and would increase the earnings or decrease loss per share.

Cash and cash Equivalents - The Company all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounting year - The Company employs a fiscal accounting year ending on June 30.

                         Distributed Quality Corp.
                      (A Development Stage Company)
                  Notes to Financial Statements (continued)

Note 2.	Related Party Transactions

On July 30, 1998 Directors, Officers, and other insiders purchased 200,000 common shares from the Company at $.001 per share.

The Company has acquired distribution rights to certain software by signing a license agreement with StellarX. The Company and StellarX have common shareholders, officers and directors.


Note 3.	Income taxes

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses.  These loss
carryovers	are limited 	under the Internal Revenue Code should a significant
change in ownership	occur. The Company accounts for income taxes pursuant
to SFAS 109. No income tax accruals have been made at October 31, 1998 as the
Company has not yet completed a full tax accounting cycle.


Note 4. Stockholders' Equity

Common stock - The Company as of October 31, 1998 had 1,000,000 shares of authorized common stock, no par value, with 200,000 shares issued and outstanding.

                         Distributed Quality Corp.
                      (A Development Stage Company)
                 Notes to Financial Statements (continued)


Note 5. Software Agreement

The Company has an exclusive license agreement with StellarX which includes the unlimited distribution right of software applications and a development license. Under the terms of the agreement, the Company is required to pay 10% of its application revenue and 5% of its maintenance revenue to StellarX. The Company is also required to contribute to research and development costs of StellarX for each year ended December 31 as follows:
1998 $15,000; 1999 $100,000; 2000 $200,000; 2001 $250,000; 2002 $250,000.